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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    Form 8-K

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                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                           May 21, 1998 (May 19, 1998)
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                Date of Report (Date of earliest event reported)


                                    BESTFOODS
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               (Exact Name of Registrant as Specified in Charter)


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

         DELAWARE                        1-4199                      36-2385545
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(State or Other Jurisdiction of    (Commission File Number)   (IRS Employer Identification
        Incorporation)                                                 Number)
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700 Sylvan Avenue
International Plaza
Englewood Cliffs, New Jersey                                         07632-9976
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(Address of Principal Executive Offices)                             (Zip Code)


                                 (201) 894-4000
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               Registrant's telephone number, including area code





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Item 5.  Other Events.

         Reference is made to the press releases issued by Registrant on May 19, 1998, filed herewith as Exhibits 1 and 2 relating to the approval by the Company's Board of Directors of a 15 million share buyback program and the formation by the Company of a joint venture with operations in South Africa and Israel. Exhibits 1 and 2 are incorporated by such reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits.

Exhibit 1 Registrant's press release issued on May 19, 1998 regarding the 15 million share buyback program.

Exhibit 2 Registrant's press release issued on May 19, 1998 regarding the formation of a joint venture in South Africa and Israel.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 21, 1998                      BESTFOODS

                                         By:  /s/ HANES A. HELLER
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                                                  Hanes A. Heller
                                                  Vice President, General
                                                   Counsel and Secretary